UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

ESH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41718	87-4000684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Ave S, Suite 89898

New York, NY 10003

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-287-5022

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	ESHAU	The Nasdaq Global Market
Class A shares	ESHA	The Nasdaq Global Market
Rights	ESHAR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2023, the registration statement (File No. 333-265226) (the “Registration Statement”) relating to the initial public offering (“IPO”) of ESH Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated June 13, 2023, by and among the Company, I-Bankers Securities, Inc. (“I-Bankers”), as representative of the underwriters and Dawson James Securities, Inc. (“Dawson James”);

●	A Business Combination Marketing Agreement, dated June 13, 2023, by and among the Company, I-Bankers and Dawson James;

●	A Rights Agreement, dated June 13, 2023, by and between the Company and Continental Stock Transfer & Trust Company (“CST”);

●	A Warrant Agreement, dated June 13, 2023, relating to the Private Warrants by and between the Company and CST;

●	An Investment Management Trust Agreement, dated June 13, 2023, by and between CST and the Company;

●	A Registration and Rights Agreement, dated June 13, 2023, by and among the Company, ESH Sponsor LLC (the “Sponsor”), I-Bankers and Dawson James;

●	A Private Placement Warrants Purchase Agreement, dated June 13, 2023, by and between the Company, the Sponsor, I-Bankers and Dawson James;

●	Indemnity Agreements, dated June 13, 2023, by and among the Company and each of the directors and officers of the Company;

●	An Administrative Services Agreement, dated June 13, 2023, by and between the Company and the Sponsor; and

●	A Letter Agreement, dated June 13, 2023, by and among the Company, the Sponsor, I-Bankers, Dawson James and the Company’s officers and directors.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 1.2, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively.

On June 16, 2023, the Company consummated the IPO of 11,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value (“Class A Share”), and one right (“Right”) entitling its holder to one-tenth (1/10) of one Class A Share upon the consummation of the initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

As of June 16, 2023, a total of $116,725,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of June 16, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with each of the Sponsor, I-Bankers and Dawson James for an aggregate of 7,470,000 warrants (“Private Warrants”) to purchase 7,470,000 Class A Shares, each at a price of $1.00 per Private Warrant, generating total proceeds of $7,470,000.

The Private Warrants will be non-redeemable and may be exercised on a cash or cashless basis. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants. The Private Warrants held by I-Bankers and Dawson James are further subject to restrictions under FINRA regulations.

The Sponsor Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, concurrent with the effectiveness of the Registration Statement, James Francis, Christina Francis, Al Weiss, Jonathan Gordon, Christopher Ackerley and Thomas Wolber were appointed to the board of directors of the Company (the “Board”). The Board has determined that each of Ms. Francis, Mr. Weiss, Mr. Gordon, Mr. Ackerley and Mr. Wolber are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective upon their appointment, (i) Mr. Wolber, Mr. Ackerley and Mr. Weiss were appointed to the Board’s audit committee, with Mr. Wolber serving as chair of the audit committee; (ii) Ms. Francis, Mr. Ackerley and Mr. Wolber were appointed to the Board’s compensation committee, with Mr. Ackerley serving as chair of the Board’s compensation committee; and (iii) Ms. Francis, Mr. Weiss and Mr. Gordon were appointed to the Board’s nominating and corporate governance committee, with Ms. Francis serving as chair of the Board’s nominating and corporate governance committee.

In connection with their appointments to the Board, each director and the Company’s then-serving director, Jonathan Morris, entered into indemnity agreements with the Company in the form previously filed as Exhibit 10.7 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2023, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective June 13, 2023. The terms of the Amended Charter are set forth in the Registration Statement and are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On June 13, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 13, 2023, by and among the Company, I-Bankers and Dawson James.

1.2	Business Combination Marketing Agreement, dated June 13, 2023, by and among the Company, I-Bankers and Dawson James Securities, Inc.

3.1	Amended and Restated Certificate of Incorporation

4.1	Rights Agreement, dated June 13, 2023, by and between the Company and CST

4.2	Warrant Agreement, dated June 13, 2023, by and between CST and the Company.

10.1	Investment Management Trust Agreement, dated June 13, 2023, by and between CST and the Company.

10.2	Registration and Rights Agreement, dated June 13, 2023, by and among the Company, the Sponsor, I-Bankers and Dawson James.

10.3	Private Placement Warrants Purchase Agreement, dated June 13, 2023, by and among the Company, the Sponsor, I-Bankers and Dawson James.

10.4	Indemnity Agreement, dated June 13, 2023, by and between the Company and James Franics.

10.5	Indemnity Agreement, dated June 13, 2023, by and between the Company and Jonathan Morris.

10.6	Indemnity Agreement, dated June 13, 2023, by and between the Company and Thomas Wolber.

10.7	Indemnity Agreement, dated June 13, 2023, by and between the Company and Jonathan Gordon.

10.8	Indemnity Agreement, dated June 13, 2023, by and between the Company and Christina Francis.

10.9	Indemnity Agreement, dated June 13, 2023, by and between the Company and Christopher Ackerley.

10.10	Indemnity Agreement, dated June 13, 2023, by and between the Company and Allen Weiss.

10.11	Administrative Services Agreement, dated June 13, 2023, between the Company and the Sponsor.

10.12	Letter Agreement, dated June 13, 2023, by and among the Company, the Sponsor, I-Bankers, Dawson James and the Company’s officers and directors.

99.1	Press Release, dated June 13, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2023	ESH Acquisition Corp.

	By:	/s/ Jonathan Morris
		Name:	Jonathan Morris
		Title:	Chief Financial Officer

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